UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04700

                         The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                    Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Semiannual Report — June 30, 2012

To Our Shareholders,

For the six months ended June 30, 2012, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 7.6%, compared with total returns of 9.5% and 6.8% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 13.5%. The Fund’s NAV per share was $5.31, while the price of the publicly traded shares closed at $5.38 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2012.

Comparative Results

Average Annual Returns through June 30, 2012 (a) (Unaudited)							Since Inception (08/21/86)
	Year to Date	1 Year	5 Year	10 Year	20 Year	25 Year
Gabelli Equity Trust
NAV Total Return (b)	7.55%	(3.67)%	0.16%	8.57%	9.64%	9.56%	10.20%
Investment Total Return (c)	13.50	(1.28)	0.02	5.50	9.50	10.27	9.91
S&P 500 Index	9.49	5.45	0.22	5.33	8.34	8.62	9.22	(d)
Dow Jones Industrial Average	6.81	6.56	1.98	6.02	9.55	9.73	10.55	(d)
Nasdaq Composite Index	13.30	7.06	3.45	8.07	8.60	8.03	8.20	(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2012:

The Gabelli Equity Trust Inc.

Food and Beverage	12.8%
Cable and Satellite	7.6%
Financial Services	7.4%
Energy and Utilities	6.4%
Diversified Industrial	6.0%
Equipment and Supplies	6.0%
Entertainment	5.3%
Consumer Products	4.4%
Health Care	4.2%
Telecommunications	3.8%
Automotive: Parts and Accessories	3.5%
Retail	3.0%
Machinery.	3.0%
Consumer Services	3.0%
Aerospace and Defense	2.7%
Publishing.	2.5%
Business Services	2.5%
Aviation: Parts and Services	2.0%
Hotels and Gaming	1.7%
Specialty Chemicals	1.6%

Broadcasting	1.3%
Electronics	1.3%
Metals and Mining	1.1%
Wireless Communications	1.1%
Environmental Services	0.9%
Computer Software and Services	0.8%
Agriculture	0.8%
Communications Equipment	0.6%
Automotive	0.6%
U.S. Government Obligations	0.5%
Transportation	0.4%
Real Estate	0.4%
Closed-End Funds	0.3%
Building and Construction	0.3%
Real Estate Investment Trusts	0.1%
Manufactured Housing and Recreational Vehicles	0.1%
Computer Hardware	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended June 30, 2012 (Unaudited)

	Shares	Ownership at June 30, 2012
NET PURCHASES
Common Stocks
ABB Ltd., ADR	25,000	25,000
Abercrombie & Fitch Co., Cl. A	10,000	10,000
Agnico-Eagle Mines Ltd.	14,000	44,000
Ampco-Pittsburgh Corp.	5,000	157,000
Avon Products Inc.	5,000	50,000
BP plc, ADR	2,000	92,000
Burger King Worldwide Inc.	60,000	60,000
Cablevision Systems Corp., Cl. A	10,000	1,170,000
Citigroup Inc.	40,000	80,000
Collective Brands Inc.	36,000	126,000
Cooper Industries plc	20,000	203,000
Corning Inc.	40,000	500,000
DE Master Blenders 1753 NV(a)	680,000	680,000
Deckers Outdoor Corp.	24,000	24,000
Emerson Electric Co.	35,000	40,000
FleetCor Technologies Inc.(b)	997	997
FMC Corp.(c)	4,000	8,000
Freeport-McMoRan Copper & Gold Inc.	2,000	20,000
GrafTech International Ltd.	23,516	100,000
Griffon Corp.	12,068	30,000
Hillshire Brands Co.(a)	136,000	136,000
Hospira Inc.	3,000	25,000
Ingredion Inc.(d)	27,000	27,000
Interactive Brokers Group Inc., Cl. A	21,000	33,000
Janus Capital Group Inc.	25,000	298,000
Kennametal Inc.	1,000	2,000
Kinder Morgan Inc.(e)	92,114	92,114
Layne Christensen Co.	25,000	25,000
Leucadia National Corp.	15,000	136,000
Materion Corp.	5,000	5,000
National Presto Industries Inc.	5,683	11,683
Oi SA, ADR(f)	93,741	131,741
Oi SA, Cl. C, ADR(f)	27,433	38,433
Phillips 66(g)	104,000	104,000
Ralcorp Holdings Inc.	5,000	70,500
Rowan Companies plc, Cl. A(h)	175,000	175,000
Sealed Air Corp.	20,000	22,000
Telefonica SA, ADR(i)	15,315	597,315
Tenneco Inc.	12,000	12,000
Teva Pharmaceutical Industries Ltd., ADR	10,000	10,000
The Bank of New York Mellon Corp.	3,000	203,000
The St. Joe Co.	10,000	200,000
Tiffany & Co.	5,000	5,000
Tredegar Corp.	15,000	15,000
Trinity Industries Inc.	9,000	39,000

	Shares	Ownership at June 30, 2012
Vale SA, ADR	20,000	20,000
Vivendi SA	10,666	330,666
Walgreen Co.	15,000	74,000
WR Berkley Corp.	3,000	13,000

Rights
Ivanhoe Mines Ltd., expire 07/19/12(j)	54,000	54,000

Warrants
Kinder Morgan Inc., expire 05/25/17(e)	140,800	140,800

NET SALES
Common Stocks
Alcoa Inc.	(5,000)	125,000
AOL Inc.	(15,000)	—
Ascent Capital Group Inc., Cl. A	(3,499)	1
Beam Inc.	(21,000)	109,000
Biogen Idec Inc.	(500)	31,000
Brunswick Corp.	(22,000)	8,000
Cisco Systems Inc.	(5,000)	65,000
CLARCOR Inc.	(1,000)	142,000
Comcast Corp., Cl. A, Special	(1,000)	89,000
CONSOL Energy Inc.	(13,000)	22,000
Constellation Brands Inc., Cl. A	(4,000)	54,000
Corn Products International Inc.(d)	(27,000)	—
Deutsche Bank AG	(3,000)	20,000
DIRECTV, Cl. A	(5,000)	480,000
El Paso Corp.(e)	(220,000)	—
Expedia Inc.	(28,000)	17,000
Ferro Corp.	(5,000)	410,000
Ford Motor Co.	(4,000)	36,000
Fortune Brands Home & Security Inc.	(1,692)	138,000
GATX Corp.	(4,000)	142,000
General Motors Co.	(15,000)	—
Greif Inc., Cl. A	(3,000)	154,000
H.B. Fuller Co.	(12,000)	39,000
HSN Inc.	(7,000)	36,000
Huntsman Corp.	(30,000)	45,000
Il Sole 24 Ore SpA	(10,000)	170,000
ITT Corp.	(1,000)	128,000
Kaman Corp.	(5,000)	42,800
Ladbrokes plc	(50,000)	1,330,000
Las Vegas Sands Corp.	(5,000)	54,000
Media General Inc., Cl. A	(5,000)	130,000
Midas Inc.(k)	(131,000)	—
Modine Manufacturing Co.	(5,000)	235,000
National Fuel Gas Co.	(4,000)	8,000
News Corp., Cl. A	(5,000)	665,000

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended June 30, 2012 (Unaudited)

	Shares	Ownership at June 30, 2012
Noble Corp.	(10,000)	—
Rowan Companies Inc.(h)	(175,000)	—
RPC Inc.	(10,000)	65,000
SanDisk Corp.	(3,000)	12,000
Sara Lee Corp.(a)	(680,000)	—
Swedish Match AB	(7,000)	838,000
Tele Norte Leste Participacoes SA, ADR(f)	(146,000)	—
Terex Corp.	(1,000)	9,000
The Boeing Co.	(11,000)	145,000
The Madison Square Garden Co., Cl. A	(21,000)	355,000
Thomas & Betts Corp.(l)	(245,000)	—
Tokyo Broadcasting System Holdings Inc.	(10,000)	58,000
Transocean Ltd.	(3,000)	16,000
TripAdvisor Inc.	(73,000)	27,000
Tyco International Ltd.	(2,000)	198,000
Xerox Corp.	(30,000)	—
Xylem Inc.	(3,000)	267,000
Yahoo! Inc.	(20,000)	410,000

Warrants
Talbots Inc., expire 04/06/15	(5,000)	145,000

(a)	Spin-off - 1 share of DE Master Blenders 1753 NV and 0.2 shares of Hillshire Brands Co. for every 1 share of Sara Lee Corp. held.

(b)	Spin-off - 0.498 shares of FleetCor Technologies Inc. for every 1 share of Chestnut Hill Ventures held.

(c)	Stock Split - 2 shares for every 1 share held.

(d)	Name and identifier change from Corn Products International Inc. (219023108) to Ingredion Inc. (457187102).

(e)	Merger - $14.65 cash and 0.4187 shares of Kinder Morgan Inc. and 0.64 shares of Kinder Morgan Inc., Warrants, expire 05/25/17 for every 1 share of El Paso Corp. held.

(f)	Merger - 0.1879 shares of Oi SA, Cl. C, ADR and 0.642 shares of Oi SA, ADR for every 1 share of Tele Norte Leste Participacoes SA, ADR held.

(g)	Spin-off - 0.5 shares of Phillips 66 for every 1 share of ConocoPhillips held.

(h)	Exchange - 1 share of Rowan Companies plc, Cl. A for every 1 share of Rowan Companies Inc. held.

(i)	Stock Dividend - 0.026315 for every 1 share held.

(j)	Rights Issuance - 1 share of rights for every 1 share of common stock held.

(k)	Tender Offer - $11.50 for every 1 share held.

(l)	Tender Offer - $72.00 for every 1 share held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 99.3%
	Food and Beverage — 12.8%
109,000	Beam Inc.	$3,892,696	$6,811,410
35,000	Brown-Forman Corp., Cl. A	1,761,167	3,325,000
6,250	Brown-Forman Corp., Cl. B	410,925	605,313
75,000	Campbell Soup Co.	2,084,700	2,503,500
15,000	Coca-Cola Enterprises Inc.	275,289	420,600
54,000	Constellation Brands Inc., Cl. A†	677,279	1,461,240
222,000	Danone	10,623,550	13,770,349
599,000	Davide Campari - Milano SpA	3,115,159	4,161,617
680,000	DE Master Blenders 1753 NV	6,450,758	7,667,426
70,000	Dean Foods Co.†	1,358,268	1,192,100
199,000	Diageo plc, ADR	8,255,063	20,510,930
20,000	Diamond Foods Inc.	483,508	356,800
100,000	Dr Pepper Snapple Group Inc.	2,291,138	4,375,000
72,000	Flowers Foods Inc.	356,368	1,672,560
83,000	Fomento Economico Mexicano SAB de CV, ADR	1,109,710	7,407,750
40,000	General Mills Inc.	967,929	1,541,600
2,050,000	Grupo Bimbo SAB de CV, Cl. A	1,594,046	5,039,056
63,000	H.J. Heinz Co.	2,184,064	3,425,940
44,000	Heineken NV	2,071,793	2,291,040
136,000	Hillshire Brands Co.	3,473,485	3,942,640
27,000	Ingredion Inc.	373,194	1,337,040
110,000	ITO EN Ltd.	2,537,808	2,053,168
14,000	Kellogg Co.	502,615	690,620
64,000	Kerry Group plc, Cl. A	735,609	2,794,229
160,000	Kraft Foods Inc., Cl. A	4,773,465	6,179,200
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	1,744,210
70,000	Morinaga Milk Industry Co. Ltd.	299,202	267,092
25,000	Nestlé SA	513,610	1,489,491
210,000	PepsiCo Inc.	11,513,352	14,838,600
46,000	Pernod-Ricard SA	3,968,283	4,905,037
32,750	Post Holdings Inc.†	221,580	1,007,063
70,500	Ralcorp Holdings Inc.†	1,584,061	4,705,170
40,673	Remy Cointreau SA	2,357,660	4,456,427
65,000	The Coca-Cola Co.	2,905,349	5,082,350
20,000	The Hain Celestial Group Inc.†	267,663	1,100,800
2,000	The J.M. Smucker Co.	52,993	151,040
134,930	Tootsie Roll Industries Inc.	1,519,168	3,219,430
67,000	Tyson Foods Inc., Cl. A	625,344	1,261,610
100,000	Viterra Inc.	1,620,246	1,586,288
360,000	Yakult Honsha Co. Ltd.	10,182,581	14,051,417

		100,388,225	165,402,153

	Cable and Satellite — 7.6%
285,000	AMC Networks Inc., Cl. A†	5,129,809	10,131,750

Shares		Cost	Market Value
1,170,000	Cablevision Systems Corp., Cl. A	$14,025,514	$15,549,300
89,000	Comcast Corp., Cl. A, Special	539,529	2,794,600
480,000	DIRECTV, Cl. A†	10,823,266	23,433,600
100,000	DISH Network Corp., Cl. A	2,524,679	2,855,000
30,740	EchoStar Corp., Cl. A†	923,528	812,151
84,000	Liberty Global Inc., Cl. A†	1,526,720	4,168,920
84,000	Liberty Global Inc., Cl. C†	1,653,621	4,011,000
481,690	Rogers Communications Inc., Cl. B, New York	3,993,639	17,441,995
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	700,061
118,000	Scripps Networks Interactive Inc., Cl. A	3,787,615	6,709,480
154,000	Shaw Communications Inc., Cl. B, New York	316,962	2,912,140
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	52,983	755,918
67,000	Time Warner Cable Inc.	3,851,950	5,500,700

		49,287,239	97,776,615

	Financial Services — 7.4%
465,000	American Express Co.	21,702,254	27,067,650
15,000	Argo Group International Holdings Ltd.	558,079	439,050
38,000	Artio Global Investors Inc.	767,471	133,000
72,000	Banco Santander SA, ADR	545,542	472,320
128	Berkshire Hathaway Inc., Cl. A†	375,826	15,992,960
10,000	Calamos Asset Management Inc., Cl. A	88,164	114,500
80,000	Citigroup Inc.	2,853,432	2,192,800
20,000	Deutsche Bank AG	914,496	723,400
10,000	Fortress Investment Group LLC, Cl. A	49,693	33,700
20,000	H&R Block Inc.	323,249	319,600
33,000	Interactive Brokers Group Inc., Cl. A	584,124	485,760
298,000	Janus Capital Group Inc.	3,689,224	2,330,360
49,088	JPMorgan Chase & Co.	1,540,997	1,753,914
30,000	Kinnevik Investment AB, Cl. A	450,841	637,518
121,000	Legg Mason Inc.	2,387,027	3,190,770
136,000	Leucadia National Corp.	1,804,206	2,892,720
6,000	Loews Corp.	222,631	245,460
135,000	Marsh & McLennan Companies Inc.	4,085,756	4,351,050
11,000	Moody’s Corp.	427,219	402,050
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	166,760
120,000	State Street Corp.	4,047,374	5,356,800
20,000	SunTrust Banks Inc.	419,333	484,600
140,000	T. Rowe Price Group Inc.	4,303,432	8,814,400

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
203,000	The Bank of New York Mellon Corp.	$6,104,021	$4,455,850
40,000	The Charles Schwab Corp.	584,500	517,200
14,500	The Dun & Bradstreet Corp.	323,896	1,031,965
62,000	Waddell & Reed Financial Inc., Cl. A	1,376,530	1,877,360
270,000	Wells Fargo & Co.	8,051,764	9,028,800
13,000	WR Berkley Corp.	476,775	505,960

		69,272,415	96,018,277

	Energy and Utilities — 6.4%
25,000	ABB Ltd., ADR†	389,250	408,000
32,000	Anadarko Petroleum Corp.	1,377,320	2,118,400
60,000	Apache Corp.	2,338,860	5,273,400
92,000	BP plc, ADR	4,996,180	3,729,680
57,000	CH Energy Group Inc.	2,350,266	3,744,330
29,000	CMS Energy Corp.	185,272	681,500
208,000	ConocoPhillips	9,630,644	11,623,040
22,000	CONSOL Energy Inc.	852,421	665,280
70,000	Duke Energy Corp.	1,267,113	1,614,200
236,000	El Paso Electric Co.	4,091,133	7,825,760
9,000	Exelon Corp.	314,898	338,580
75,000	Exxon Mobil Corp.	2,571,862	6,417,750
15,000	GenOn Energy Inc.†	141,261	25,650
140,000	GenOn Energy Inc., Escrow†(a)	0	0
198,000	Halliburton Co.	3,391,894	5,621,220
92,114	Kinder Morgan Inc.	1,815,042	2,967,913
12,000	Marathon Oil Corp.	291,255	306,840
6,000	Marathon Petroleum Corp.	186,212	269,520
8,000	National Fuel Gas Co.	601,401	375,840
22,000	NextEra Energy Inc.	1,153,471	1,513,820
2,000	Niko Resources Ltd., OTC	110,842	25,960
500	Niko Resources Ltd., Toronto	21,373	6,591
5,000	NiSource Inc.	107,750	123,750
65,000	Northeast Utilities	1,254,193	2,522,650
38,000	Oceaneering International Inc.	512,207	1,818,680
104,000	Phillips 66†	2,876,686	3,456,960
175,000	Rowan Companies plc, Cl. A†	6,557,766	5,657,750
65,000	RPC Inc.	843,860	772,850
5,000	SJW Corp.	68,704	120,050
20,000	Southwest Gas Corp.	451,132	873,000
127,000	Spectra Energy Corp.	3,195,561	3,690,620
60,000	The AES Corp.†	342,618	769,800
16,000	Transocean Ltd.	926,998	715,680
205,000	Westar Energy Inc.	3,414,614	6,139,750

		58,630,059	82,214,814

	Equipment and Supplies — 6.0%
315,000	AMETEK Inc.	3,393,888	15,721,650
3,500	Amphenol Corp., Cl. A	12,928	192,220

Shares		Cost	Market Value
94,000	CIRCOR International Inc.	$974,241	$3,204,460
376,000	Donaldson Co. Inc.	2,930,891	12,547,120
98,000	Flowserve Corp.	2,993,806	11,245,500
22,000	Franklin Electric Co. Inc.	242,405	1,124,860
60,000	Gerber Scientific Inc., Escrow†(a)	0	600
100,000	GrafTech International Ltd.†	979,573	965,000
288,000	IDEX Corp.	6,908,808	11,226,240
40,000	Ingersoll-Rand plc	778,178	1,687,200
178,000	Lufkin Industries Inc.	832,264	9,668,960
11,000	Mueller Industries Inc.	485,034	468,490
22,000	Sealed Air Corp.	337,834	339,680
68,000	Tenaris SA, ADR	2,989,903	2,377,960
20,000	The Greenbrier Companies Inc.†	396,412	351,600
4,000	The Manitowoc Co. Inc.	25,450	46,800
70,000	The Weir Group plc	294,552	1,677,342
150,000	Watts Water Technologies Inc., Cl. A	2,145,439	5,001,000

		26,721,606	77,846,682

	Diversified Industrial — 5.9%
3,000	Acuity Brands Inc.	76,507	152,730
157,000	Ampco-Pittsburgh Corp.	2,050,159	2,877,810
8,000	Brunswick Corp.	150,061	177,760
203,000	Cooper Industries plc	5,960,084	13,840,540
207,000	Crane Co.	4,850,462	7,530,660
165,000	General Electric Co.	2,881,096	3,438,600
154,000	Greif Inc., Cl. A	1,648,005	6,314,000
15,000	Greif Inc., Cl. B	674,933	674,550
30,000	Griffon Corp.	264,355	257,400
389,000	Honeywell International Inc.	12,744,372	21,721,760
128,000	ITT Corp.	1,507,566	2,252,800
11,000	Jardine Strategic Holdings Ltd.	222,951	335,500
2,000	Kennametal Inc.	77,640	66,300
30,000	Material Sciences Corp.†	30,306	246,000
95,000	Park-Ohio Holdings Corp.†	974,355	1,807,850
1,000	Pentair Inc.	31,908	38,280
55,000	Smiths Group plc	993,765	874,301
15,400	Sulzer AG	470,222	1,817,205
9,000	Terex Corp.†	147,720	160,470
15,000	Tredegar Corp.	204,650	218,400
39,000	Trinity Industries Inc.	804,553	974,220
198,000	Tyco International Ltd.	9,018,988	10,464,300

		45,784,658	76,241,436

	Entertainment — 5.3%
2,002	Chestnut Hill Ventures†(a)	53,837	130,039
82,000	Discovery Communications Inc., Cl. A†	1,484,440	4,428,000
82,000	Discovery Communications Inc., Cl. C†	1,036,307	4,107,380

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
500	DreamWorks Animation SKG Inc., Cl. A†	$10,535	$9,530
645,000	Grupo Televisa SAB, ADR	7,487,837	13,854,600
7,000	Regal Entertainment Group, Cl. A	89,752	96,320
32,000	Societe d’Edition de Canal +	34,010	172,108
355,000	The Madison Square Garden Co., Cl. A†	5,988,351	13,291,200
220,000	Time Warner Inc.	8,702,917	8,470,000
58,000	Tokyo Broadcasting System Holdings Inc.	1,369,660	708,901
100,000	Universal Entertainment Corp.	2,093,892	2,070,432
290,000	Viacom Inc., Cl. A	13,397,689	14,784,200
330,666	Vivendi SA.	8,503,632	6,122,050

		50,252,859	68,244,760

	Consumer Products — 4.4%
50,000	Avon Products Inc.	1,325,900	810,500
16,500	Christian Dior SA	624,386	2,260,345
24,000	Church & Dwight Co. Inc.	79,628	1,331,280
24,000	Deckers Outdoor Corp.†	1,235,395	1,056,240
94,000	Energizer Holdings Inc.†	4,395,004	7,073,500
2,100	Givaudan SA†	608,272	2,056,524
60,000	Hanesbrands Inc.†	1,376,148	1,663,800
28,000	Harley-Davidson Inc.	1,300,779	1,280,440
4,000	Jarden Corp.	91,909	168,080
7,000	Mattel Inc.	126,000	227,080
11,683	National Presto Industries Inc.	552,055	815,123
10,000	Oil-Dri Corp. of America	171,255	219,000
55,000	Reckitt Benckiser Group plc	1,688,933	2,898,545
32,400	Svenska Cellulosa AB, Cl. B	441,093	484,774
838,000	Swedish Match AB	9,271,950	33,762,528
9,000	The Clorox Co.	663,172	652,140
2,000	The Estee Lauder Companies Inc., Cl. A	72,260	108,240

		24,024,139	56,868,139

	Health Care — 4.2%
10,000	Abbott Laboratories	425,367	644,700
13,000	Allergan Inc.	603,993	1,203,410
36,000	Amgen Inc.	2,104,520	2,629,440
25,000	Baxter International Inc.	1,204,317	1,328,750
15,000	Becton, Dickinson and Co.	1,213,063	1,121,250
31,000	Biogen Idec Inc.†	624,029	4,475,780
320,000	Boston Scientific Corp.†	2,428,573	1,814,400
85,000	Bristol-Myers Squibb Co.	2,152,363	3,055,750
49,000	Covidien plc	1,929,854	2,621,500
3,500	Gilead Sciences Inc.†	142,734	179,480
28,000	Henry Schein Inc.†	719,282	2,197,720
25,000	Hospira Inc.†	827,597	874,500

Shares		Cost	Market Value
40,000	Johnson & Johnson	$2,595,348	$2,702,400
66,000	Life Technologies Corp.†	1,769,474	2,969,340
40,000	Mead Johnson Nutrition Co.	1,797,128	3,220,400
100,000	Merck & Co. Inc.	2,237,482	4,175,000
9,600	Nobel Biocare Holding AG†	275,441	99,019
97,000	Novartis AG, ADR	4,333,718	5,422,300
10,000	Teva Pharmaceutical Industries Ltd., ADR	392,264	394,400
94,000	UnitedHealth Group Inc.	4,429,213	5,499,000
4,000	Waters Corp.†	285,470	317,880
12,000	Watson Pharmaceuticals Inc.†	491,936	887,880
60,000	William Demant Holding A/S†	2,727,517	5,377,113
7,000	Zimmer Holdings Inc.	339,145	450,520

		36,049,828	53,661,932

	Telecommunications — 3.7%
65,000	BCE Inc.	1,607,838	2,678,000
1,032,000	BT Group plc, Cl. A	4,267,428	3,416,779
7,040,836	Cable & Wireless Jamaica Ltd.(b)	128,658	15,188
620,000	Cincinnati Bell Inc.†	3,274,665	2,306,400
130,000	Deutsche Telekom AG, ADR	2,137,750	1,421,160
36,000	Hellenic Telecommunications Organization SA†	625,736	91,116
15,000	Hellenic Telecommunications Organization SA, ADR	117,820	18,750
95,000	Koninklijke KPN NV	221,092	908,403
60,000	NII Holdings Inc.†	1,171,964	613,800
131,741	Oi SA, ADR	2,908,740	1,625,684
38,433	Oi SA, Cl. C, ADR	409,776	178,713
750,000	Sprint Nextel Corp.†	3,751,902	2,445,000
25,000	Telecom Argentina SA, ADR	147,932	295,250
565,000	Telecom Italia SpA	2,308,990	558,064
88,253	Telefonica Brasil SA, ADR	2,232,998	2,183,379
597,315	Telefonica SA, ADR	9,146,761	7,824,827
80,000	Telefonos de Mexico SAB de CV, Cl. L	46,372	60,691
610,740	Telephone & Data Systems Inc.	26,414,733	13,002,655
15,000	TELUS Corp.	280,203	900,796
150,000	Verizon Communications Inc.	4,927,467	6,666,000

		66,128,825	47,210,655

	Automotive: Parts and Accessories — 3.5%
69,000	BorgWarner Inc.†	1,608,717	4,525,710
142,000	CLARCOR Inc.	1,181,624	6,838,720
215,000	Dana Holding Corp.	1,440,698	2,754,150
256,000	Genuine Parts Co.	9,168,176	15,424,000
147,000	Johnson Controls Inc.	3,141,470	4,073,370
235,000	Modine Manufacturing Co.†	5,054,652	1,628,550
85,000	O’Reilly Automotive Inc.†	2,393,129	7,120,450
152,000	Standard Motor Products Inc.	1,520,657	2,140,160

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Automotive: Parts and Accessories (Continued)
58,300	Superior Industries International Inc.	$1,195,058	$954,371
12,000	Tenneco Inc.†	380,139	321,840

		27,084,320	45,781,321

	Retail — 3.0%
10,000	Abercrombie & Fitch Co., Cl. A	315,760	341,400
71,000	AutoNation Inc.†	745,868	2,504,880
100	AutoZone Inc.†	8,793	36,717
60,000	Burger King Worldwide Inc.†	932,678	898,200
27,000	Coldwater Creek Inc.†	126,973	14,742
126,000	Collective Brands Inc.†	2,285,301	2,698,920
40,000	Costco Wholesale Corp.	1,843,960	3,800,000
120,000	CVS Caremark Corp.	4,075,042	5,607,600
36,000	HSN Inc.	843,049	1,452,600
377,000	Macy’s Inc.	6,682,622	12,949,950
47,000	Sally Beauty Holdings Inc.†	386,808	1,209,780
13,000	The Cheesecake Factory Inc.†	380,728	415,480
5,000	Tiffany & Co.	285,150	264,750
74,000	Walgreen Co.	2,344,551	2,188,920
39,000	Wal-Mart Stores Inc.	1,947,671	2,719,080
21,000	Whole Foods Market Inc.	423,988	2,001,720

		23,628,942	39,104,739

	Machinery — 3.0%
15,000	Caterpillar Inc.	101,378	1,273,650
12,000	CNH Global NV†	300,884	466,320
376,000	Deere & Co.	10,962,073	30,407,120
267,000	Xylem Inc.	4,320,747	6,720,390

		15,685,082	38,867,480

	Consumer Services — 3.0%
17,000	Expedia Inc.	501,322	817,190
71,000	IAC/InterActiveCorp.	1,814,243	3,237,600
200,000	Liberty Interactive Corp., Cl. A†	4,158,599	3,558,000
1,337,000	Rollins Inc.	9,132,991	29,908,690
27,000	TripAdvisor Inc.†	733,181	1,206,630

		16,340,336	38,728,110

	Aerospace and Defense — 2.7%
612,015	BBA Aviation plc	1,468,801	1,955,350
240,000	Exelis Inc.	1,747,195	2,366,400
4,000	Huntington Ingalls Industries Inc.†	121,831	160,960
42,800	Kaman Corp.	1,040,981	1,324,232
3,000	Lockheed Martin Corp.	175,770	261,240
25,000	Northrop Grumman Corp.	1,282,844	1,594,750
1,200,000	Rolls-Royce Holdings plc	9,166,092	16,125,039

Shares		Cost	Market Value
145,000	The Boeing Co.	$9,549,914	$10,773,500

		24,553,428	34,561,471

	Publishing — 2.5%
170,000	Il Sole 24 Ore SpA†	707,873	112,623
130,000	Media General Inc., Cl. A†	1,142,790	599,300
110,000	Meredith Corp.	4,693,916	3,513,400
665,000	News Corp., Cl. A	7,480,444	14,822,850
355,000	News Corp., Cl. B	5,695,245	7,994,600
27,000	The E.W. Scripps Co., Cl. A†	172,848	259,470
116,000	The McGraw-Hill Companies Inc.	4,729,254	5,220,000

		24,622,370	32,522,243

	Business Services — 2.5%
1	Ascent Capital Group Inc., Cl. A†	23	52
159,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,236,036	957,180
33,000	Contax Participacoes SA, Preference	67,778	368,693
84,000	Diebold Inc.	3,161,225	3,100,440
5,230	Edenred	94,604	147,892
997	FleetCor Technologies Inc.†	663	34,935
200,000	G4S plc	0	874,223
18,000	Jardine Matheson Holdings Ltd.	565,207	871,200
89,000	Landauer Inc.	2,479,290	5,102,370
36,500	MasterCard Inc., Cl. A	1,472,775	15,699,015
77,000	Monster Worldwide Inc.†	740,095	654,500
315,000	The Interpublic Group of Companies Inc.	2,655,599	3,417,750
4,000	Visa Inc., Cl. A	176,000	494,520

		12,649,295	31,722,770

	Aviation: Parts and Services — 2.0%
320,000	Curtiss-Wright Corp.	4,507,634	9,936,000
275,000	GenCorp Inc.†	2,370,094	1,790,250
86,200	Precision Castparts Corp	4,434,882	14,179,038

		11,312,610	25,905,288

	Hotels and Gaming — 1.7%
20,000	Accor SA	694,524	624,652
186,000	Gaylord Entertainment Co.†	4,787,676	7,172,160
70,000	Genting Singapore plc	52,525	77,916
8,000	Hyatt Hotels Corp., Cl. A†	263,258	297,280
32,000	Interval Leisure Group Inc.	610,959	608,320
1,330,000	Ladbrokes plc	8,850,280	3,274,435
54,000	Las Vegas Sands Corp.	751,456	2,348,460
3,600,000	Mandarin Oriental International Ltd.	6,769,756	4,644,000
90,000	MGM China Holdings Ltd.	177,759	135,964
30,000	MGM Resorts International†	277,963	334,800

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
32,000	Orient-Express Hotels Ltd., Cl. A†	$473,395	$267,840
40,000	Pinnacle Entertainment Inc.†	189,092	384,800
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	1,803,360
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	265,534
2,000	Wynn Resorts Ltd.	74,539	207,440

		24,649,229	22,446,961

	Specialty Chemicals — 1.6%
9,000	Ashland Inc.	150,660	623,790
24,000	E. I. du Pont de Nemours and Co.	1,082,876	1,213,680
410,000	Ferro Corp.†	4,426,680	1,968,000
8,000	FMC Corp.	136,430	427,840
39,000	H.B. Fuller Co.	753,034	1,197,300
45,000	Huntsman Corp.	633,827	582,300
67,000	International Flavors &
	Fragrances Inc.	3,160,460	3,671,600
267,000	Omnova Solutions Inc.†	1,655,747	2,013,180
208,000	Sensient Technologies Corp.	3,788,404	7,639,840
1,000	SGL Carbon SE	57,689	39,053
100,000	Zep Inc.	1,293,508	1,373,000

		17,139,315	20,749,583

	Broadcasting — 1.3%
265,000	CBS Corp., Cl. A, Voting	7,659,961	8,821,850
2,000	Cogeco Inc.	39,014	90,050
22,334	Corus Entertainment Inc.,
	Cl. B, OTC	40,694	504,078
6,666	Corus Entertainment Inc.,
	Cl. B, Non-Voting, Toronto	12,406	150,068
30,000	Gray Television Inc.†	54,872	44,100
80,000	Liberty Media Corp. - Liberty
	Capital, Cl. A†	1,113,132	7,032,800
24,000	LIN TV Corp., Cl. A†	156,403	72,480
100,000	Television Broadcasts Ltd.	396,239	692,838

		9,472,721	17,408,264

	Electronics — 1.3%
19,000	Bel Fuse Inc., Cl. A	558,116	344,090
40,000	Emerson Electric Co.	2,027,346	1,863,200
4,000	Hitachi Ltd., ADR	287,076	245,600
90,000	Intel Corp.	1,934,046	2,398,500
36,342	Koninklijke Philips Electronics NV	88,880	714,853
60,000	LSI Corp.†	350,973	382,200
2,400	Mettler-Toledo International Inc.†	337,270	374,040
20,000	Molex Inc., Cl. A	363,729	404,600

Shares		Cost	Market Value
2,000	Rovi Corp.†	$33,295	$39,240
55,000	TE Connectivity Ltd.	2,106,049	1,755,050
270,000	Texas Instruments Inc.	6,455,544	7,746,300

		14,542,324	16,267,673

	Metals and Mining — 1.1%
44,000	Agnico-Eagle Mines Ltd.	1,853,887	1,780,240
125,000	Alcoa Inc.	1,210,891	1,093,750
64,000	Barrick Gold Corp.	1,873,920	2,404,480
20,000	Freeport-McMoRan Copper & Gold Inc.	928,431	681,400
54,000	Ivanhoe Mines Ltd.†	452,732	522,720
5,000	Materion Corp.	112,422	115,150
50,000	New Hope Corp. Ltd.	67,580	205,212
156,000	Newmont Mining Corp.	5,355,090	7,567,560
20,000	Vale SA, ADR	359,974	397,000

		12,214,927	14,767,512

	Wireless Communications — 1.1%
130,000	America Movil SAB de CV, Cl. L, ADR	843,732	3,387,800
7,000	Millicom International Cellular SA, SDR	700,202	658,769
1,500	NTT DoCoMo Inc.	2,980,751	2,490,148
54,075	Tim Participacoes SA, ADR	390,208	1,484,900
118,000	United States Cellular Corp.†	5,451,900	4,557,160
65,000	Vodafone Group plc, ADR	1,725,536	1,831,700

		12,092,329	14,410,477

	Environmental Services — 0.9%
210,000	Republic Services Inc.	4,445,444	5,556,600
170,000	Waste Management Inc.	4,320,028	5,678,000

		8,765,472	11,234,600

	Computer Software and Services — 0.8%
7,000	Check Point Software Technologies Ltd.†	118,774	347,130
40,000	InterXion Holding NV†	582,330	724,400
65,000	NCR Corp.†	813,962	1,477,450
26,000	Rockwell Automation Inc.	863,281	1,717,560
410,000	Yahoo! Inc.†	7,729,756	6,490,300

		10,108,103	10,756,840

	Agriculture — 0.8%
254,000	Archer-Daniels-Midland Co.	5,831,188	7,498,080
20,000	Monsanto Co.	892,390	1,655,600
15,000	Syngenta AG, ADR	189,981	1,026,600
10,000	The Mosaic Co.	428,085	547,600

		7,341,644	10,727,880

	Communications Equipment — 0.6%
65,000	Cisco Systems Inc.	1,293,867	1,116,050
500,000	Corning Inc.	4,439,577	6,465,000

		5,733,444	7,581,050

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Automotive — 0.6%
36,000	Ford Motor Co.	$585,030	$345,240
133,000	Navistar International Corp.†	4,014,571	3,773,210
81,000	PACCAR Inc	356,389	3,174,390

		4,955,990	7,292,840

	Transportation — 0.4%
142,000	GATX Corp.	4,402,791	5,467,000

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	529,368	1,553,445
200,000	The St. Joe Co.†	4,144,271	3,162,000

		4,673,639	4,715,445

	Closed-End Funds — 0.3%
30,000	Royce Value Trust Inc.	368,797	373,800
102,000	The Central Europe and Russia Fund Inc.	2,492,269	3,084,480
72,756	The New Germany Fund Inc.	794,751	982,206

		3,655,817	4,440,486

	Building and Construction — 0.3%
138,000	Fortune Brands Home & Security Inc.†	1,492,660	3,073,260
25,000	Layne Christensen Co.†	476,143	517,250
10,000	Tutor Perini Corp.†	147,800	126,700

		2,116,603	3,717,210

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	37,490	135,340
34,000	Rayonier Inc.	723,745	1,526,600

		761,235	1,661,940

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	132,795	504,448
10,000	Nobility Homes Inc.†	183,582	56,900
27,000	Skyline Corp.	679,802	137,160

		996,179	698,508

	Computer Hardware — 0.0%
12,000	SanDisk Corp.†	608,341	437,760

	TOTAL COMMON STOCKS	826,646,339	1,283,460,914

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	628,042	936,000

	RIGHTS — 0.0%
	Metals and Mining — 0.0%
54,000	Ivanhoe Mines Ltd., expire 07/19/12†	0	49,788

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
140,800	Kinder Morgan Inc., expire 05/25/17†	$164,570	$304,128

	Retail — 0.0%
145,000	Talbots Inc., expire 04/06/15†	435,000	421

	TOTAL WARRANTS	599,570	304,549

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$ 2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17(c)	2,000,000	1,872,500

	U.S. GOVERNMENT OBLIGATIONS — 0.5%
5,937,000	U.S. Treasury Bills, 0.095% to 0.150%††, 08/16/12 to 12/27/12	5,934,804	5,935,024

TOTAL INVESTMENTS — 100.0%		$835,808,755	1,292,558,775

Other Assets and Liabilities (Net)	613,366

PREFERRED STOCK
(8,218,262 preferred shares outstanding)	(305,356,550)

NET ASSETS — COMMON STOCK
(186,201,454 common shares outstanding)	$987,815,591

NET ASSET VALUE PER COMMON SHARE
($987,815,591 ÷ 186,201,454 shares outstanding)	$5.31

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2012, the market value of fair valued securities amounted to $130,639 or 0.01% of total investments.

(b)	At June 30, 2012, the Fund held an investment in a restricted security amounting to $15,188 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/12 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0022

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2012 (Unaudited)

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the market value of the Rule 144A security amounted to $1,872,500 or 0.14% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value

North America	79.3%	$1,024,816,450

Europe	15.6	201,621,809

Latin America	2.9	37,005,595

Japan	1.7	21,886,758

Asia/Pacific	0.5	7,228,163

Total Investments	100.0%	$1,292,558,775

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $835,808,755)	$1,292,558,775
Foreign currency, at value (cost $74,565)	73,948
Cash	604
Receivable for investments sold	772,678
Dividends and interest receivable	4,068,355
Deferred offering expense	182,694
Prepaid expenses	14,248

Total Assets	1,297,671,302

Liabilities:
Distributions payable	140,304
Payable for investments purchased	517,200
Payable for investment advisory fees	2,299,398
Payable for payroll expenses	76,755
Payable for accounting fees	3,750
Payable for auction agent fees	873,577
Payable for rights offering expenses	415,914
Other accrued expenses	172,263

Total Liabilities	4,499,161

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Shares	305,356,550

Net Assets Attributable to Common Shareholders	$987,815,591

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$614,080,095
Accumulated net investment income	490,195
Accumulated net realized loss on investments, futures contracts, and foreign currency transactions	(83,508,067)
Net unrealized appreciation on investments	456,750,020
Net unrealized appreciation on foreign currency translations	3,348

Net Assets	$987,815,591

Net Asset Value per Common Share:
($987,815,591 ÷ 186,201,454 shares outstanding at $0.001 par value; 246,000,000 shares authorized)	$5.31

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $389,529)	$15,998,644
Interest	44,173

Total Investment Income	16,042,817

Expenses:
Investment advisory fees	6,555,365
Shareholder communications expenses	248,584
Custodian fees	93,219
Directors’ fees	89,362
Payroll expenses	67,257
Shareholder services fees	66,689
Legal and audit fees	37,982
Accounting fees	22,500
Miscellaneous expenses	157,497

Total Expenses	7,338,455

Net Investment Income	8,704,362

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	19,014,520
Net realized loss on futures contracts	(3,051,672)
Net realized loss on foreign currency transactions	(17,438)

Net realized gain on investments, futures contracts, and foreign currency transactions	15,945,410

Net change in unrealized appreciation/depreciation:
on investments	53,073,012
on futures contracts	179,411
on foreign currency translations	(5,666)

Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	53,246,757

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	69,192,167

Net Increase in Net Assets Resulting from Operations	77,896,529

Total Distributions to Preferred Stock Shareholders	(6,287,445)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$71,609,084

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
Operations:
Net investment income	$ 8,704,362		$ 13,105,587
Net realized gain on investments, futures contracts, swap contracts, and foreign currency transactions	15,945,410		2,943,344
Net change in unrealized appreciation/depreciation on investments, futures contracts, swap contracts, and foreign currency translations	53,246,757		(18,496,012)

Net Increase/(Decrease) in Net Assets Resulting from Operations	77,896,529		(2,447,081)

Distributions to Preferred Shareholders:
Net investment income	(2,011,982	)*	(10,150,930)
Net realized short-term gain	—		(2,538,209)
Net realized long-term gain	(4,275,463	)*	—

Total Distributions to Preferred Shareholders	(6,287,445)		(12,689,139)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	71,609,084		(15,136,220)

Distributions to Common Shareholders:
Net investment Income	(5,697,950	)*	(3,337,003)
Net realized short-term gain	—		(834,407)
Net realized long-term gain	(11,913,895	)*	—
Return of capital	(34,187,698	)*	(99,713,931)

Total Distributions to Common Shareholders	(51,799,543)		(103,885,341)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	8,505,648		20,156,854
Offering costs for preferred shares charged to paid-in capital	(450,000)		—

Net Increase in Net Assets from Fund Share Transactions	8,055,648		20,156,854

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	27,865,189		(98,864,707)

Net Assets Attributable to Common Shareholders:
Beginning of period	959,950,402		1,058,815,109

End of period (including undistributed net investment income of $490,195 and $0, respectively)	$987,815,591		$ 959,950,402

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011		2010	2009		2008	2007
Operating Performance:
Net asset value, beginning of period	$ 5.20		$ 5.85		$ 5.03	$ 4.14		$ 9.22	$ 9.40

Net investment income	0.05		0.07		0.05	0.06		0.12	0.14
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	0.37		(0.08)		1.35	1.62		(4.30)	1.12

Total from investment operations	0.42		(0.01)		1.40	1.68		(4.18)	1.26

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01	)*	(0.06)		(0.05)	(0.07)		(0.11)	(0.02)
Net realized gain	(0.02	)*	(0.01)		—	—		—	(0.12)
Return of capital	—		—		(0.02)	—		—	—

Total distributions to preferred shareholders	(0.03)		(0.07)		(0.07)	(0.07)		(0.11)	(0.14)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.39		(0.08)		1.33	1.61		(4.29)	1.12

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.02)		—	(0.00	)(b)	0.00 (b)	(0.12)
Net realized gain	(0.06	)*	(0.00	)(b)	—	—		—	(0.57)
Return of capital	(0.19	)*	(0.55)		(0.51)	(0.72)		(0.80)	(0.61)

Total distributions to common shareholders	(0.28)		(0.57)		(0.51)	(0.72)		(0.80)	(1.30)

Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	(0.00	)(b)	—		—	0.00	(b)	0.01	—
Increase in net asset value from repurchase of preferred shares	—		—		—	0.00	(b)	0.00 (b)	—
Recapture of gain on sale of Fund shares by an affiliate	—		—		0.00 (b)	—		—	—
Offering costs for preferred shares charged to paid-in capital	(0.00	)(b)	—		—	—		0.00 (b)	—

Total Fund share transactions	(0.00	)(b)	—		0.00 (b)	0.00	(b)	0.01	—

Net Asset Value Attributable to Common Shareholders, End of Period	$ 5.31		$ 5.20		$ 5.85	$ 5.03		$ 4.14	$ 9.22

NAV Total Return †	7.50%		(1.17)%		28.15%	44.10%		(49.06)%	12.14%

Market value, end of period	$ 5.38		$ 4.99		$ 5.67	$ 5.04		$ 3.70	$ 9.28

Investment total return ††	13.5%		(2.15)%		23.96%	61.56%		(54.77)%	12.75%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,293,172		$1,265,307		$1,364,172	$1,215,626		$1,106,614	$1,990,123
Net assets attributable to common shares, end of period (in 000’s)	$ 987,816		$ 959,950		$1,058,815	$ 910,269		$ 724,076	$1,586,381
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.72	%(c)	1.26%		0.92%	1.53%		1.73%	1.16%
Ratio of operating expenses to average net assets attributable to common shares before fee reduction	1.45	%(c)	1.48%		1.50%	1.74%		1.52%	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.45	%(c)	1.19%		1.50%	1.72%		1.19%	1.46%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reduction	1.12	%(c)	1.15%		1.14%	1.22%		1.14%	—

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data (continued):
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.12	%(c)	0.92%	1.14%	1.20%	0.89%	1.17%
Portfolio turnover rate †††	2.7%		6.3%	5.5%	6.7%	13.5%	17.2%
Preferred Stock:
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 72,000		$72,000	$72,000	$72,000	$117,000	$130,000
Total shares outstanding (in 000’s)	3		3	3	3	5	5
Liquidation preference per share	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(d)	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$105,874		$103,593	$111,687	$99,525	$72,320	$123,230
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 59,097		$59,097	$59,097	$59,097	$72,532	$73,743
Total shares outstanding (in 000’s)	2,364		2,364	2,364	2,364	2,901	2,950
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(e)	$ 25.79		$25.35	$25.03	$23.39	$22.69	$23.86
Asset coverage per share	$ 105.87		$103.59	$111.69	$99.53	$72.32	$123.23
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 28,000		$28,000	$28,000	$28,000	$45,000	$50,000
Total shares outstanding (in 000’s)	1		1	1	1	2	2
Liquidation preference per share	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value(d)	$ 25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$105,874		$103,593	$111,687	$99,525	$72,320	$123,230
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260		$146,260	$146,260	$146,260	$148,007	$150,000
Total shares outstanding (in 000’s)	5,850		5,850	5,850	5,850	5,920	6,000
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(e)	$ 25.74		$25.57	$25.71	$24.08	$23.48	$24.69
Asset coverage per share	$ 105.87		$103.59	$111.69	$99.53	$72.32	$123.23
Asset Coverage(f)	423%		414%	447%	398%	289%	493%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††

Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 27.3%.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Liquidation value, except for 2007 when price was based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.

(e)	Based on weekly prices.
(f)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Valuation Inputs			Total Market Value at 6/30/12
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$82,214,814	—	$0	$82,214,814
Equipment and Supplies	77,846,082	—	600	77,846,682
Entertainment	68,114,721	—	130,039	68,244,760
Telecommunications	47,195,467	$15,188	—	47,210,655
Other Industries(a)	1,007,944,003	—	—	1,007,944,003
Total Common Stocks	1,283,315,087	15,188	130,639	1,283,460,914
Convertible Preferred Stocks(a)	936,000	—	—	936,000
Rights(a)	49,788	—	—	49,788
Warrants(a)	304,549	—	—	304,549
Convertible Corporate Bonds(a)	—	1,872,500	—	1,872,500
U.S. Government Obligations	—	5,935,024	—	5,935,024
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,284,605,424	$7,822,712	$130,639	$1,292,558,775

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

At June 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund held an equity futures contract through May 11, with an average monthly notional amount while it was outstanding of approximately $27,714,170. At June 30, 2012, the Fund held no investments in equity futures contracts.

For the six months ended June 30, 2012, the effect of equity futures contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2012, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$4,171,410	$12,689,139
Return of capital	99,713,931	—

Total distributions paid	$103,885,341	$12,689,139

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(68,461,264)
Net unrealized appreciation on investments, future contracts, swap contracts, and foreign currency translations.	388,203,107
Other temporary differences*	(3,586)

Total	$319,738,257

*	Other temporary differences are primarily due to income adjustments from investments in hybrid securities.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,756,451
Capital Loss Carryforward Available through 2017	53,348,591
Capital Loss Carryforward Available through 2018	13,356,222

Total Capital Loss Carryforwards	$68,461,264

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$850,719,660	$520,212,857	$(78,373,742)	$441,839,115

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2012, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of the outstanding Series D and Series F Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the Series D and Series F Preferred Stock. For the six months ended June 30, 2012, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate for the Series C and Series E Preferred Stock. Thus, advisory fees were accrued on the liquidation value of the Series C and Series E Preferred Stock.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

During the six months ended June 30, 2012, the Fund paid brokerage commissions on security trades of $74,735 to Gabelli & Company, Inc., an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2012, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2012, the Fund paid or accrued $67,257 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2012, other than short-term securities and U.S. Government obligations, aggregated $35,578,886 and $80,055,256, respectively.

5. Capital. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in common shares were as follows:

	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	1,581,216	$8,505,648	3,762,752	$20,156,854

The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, and Series F Preferred Stock at redemption prices

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

A shelf registration authorizing the offering of an additional $500 million of common or preferred shares was declared effective by the SEC on June 30, 2011.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days is expected to vary with short-term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions have failed, and the dividend rate has been the maximum rate. The current maximum rate for Series C and Series E Preferred Stock is 150% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market. There were no redemptions of Series C and Series E Preferred Stock during the six months ended June 30, 2012 and the year ended December 31, 2011.

At June 30, 2012, the Fund may redeem in whole or in part the Series D and Series F Preferred Stocks at the redemption price at any time. The Board has authorized the repurchase of Series D and Series F Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not repurchase any shares of Series D or Series F Preferred Stock.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 6/30/2012	Net Proceeds	2012 Dividend Rate Range	Dividend Rate at 6/30/2012	Accrued Dividend at 6/30/2012
C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.030% to 0.195%	0.150%	$ 900
D 5.875%	October 7, 2003	3,000,000	2,363,860	$72,375,842	Fixed Rate	5.875%	$ 38,577
E Auction Rate	October 7, 2003	2,000	1,120	$49,350,009	0.030% to 0.195%	0.090%	$70
F 6.200%	November 10, 2006	6,000,000	5,850,402	$144,765,000	Fixed Rate	6.200%	$100,757

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were subsequent events requiring recognition or disclosure in the financial statements.

On July 12, 2012, Moody’s Investors Services changed its ratings on the Preferred Shares. This ratings change increased the maximum rate to 175% of the “AA” Financial Composite Commercial Paper Rate on the Series C Preferred and Series E Preferred, on subsequent auction dates.

On July 31, 2012, the Fund completed a rights offering in which the Fund issued 2,816,524 shares of Series G Cumulative Preferred Stock (the “Series G Preferred”) totaling $70,413,100. In the offering, the Fund’s existing Series F Preferred shareholders received one transferable right for each share of Series F Preferred held on the record date (June 22, 2012). Holders of Rights were entitled to purchase one share of Series G Preferred by submitting one Right plus $25.00 (the “Subscription Price”) pursuant to the Offering. The Subscription Price was payable in cash, by surrender of Series F Preferred at the liquidation preference amount, or any combination of cash and Series F Preferred shares.

The Series G Preferred shares were issued on August 1, 2012. 702,193 Series F Preferred shares with a liquidation value of $25.00 per share, or approximately $17.6 million, were surrendered by subscribing shareholders to acquire Series G Preferred. The surrendered Series F Preferred shares were retired. The proceeds raised in the rights offering will be used to redeem a portion of the remaining outstanding Series F Preferred.

On August 15, 2012 the Board authorized the redemption of 2,120,000 shares of Series F Preferred. The redemption date is September 26, 2012, and the redemption price is $25.00 per share, which is equal to the liquidation preference of the Series F Preferred.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 14, 2012 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 14, 2012 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Anthony R. Pustorino as a Director of the Fund. A total of 144,988,320 votes were cast in favor of this Director and a total of 7,172,723 votes were withheld for this Director. In addition, preferred shareholders, voting as a separate class, elected James P. Conn as a Director of the Fund. A total of 7,262,868 votes were cast in favor of this Director and a total of 370,874 votes were withheld for this Director.

Mario J. Gabelli, CFA, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Arthur V. Ferrara, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

On August 15, 2012, the Board appointed William F. Heitmann as a Trustee of the Fund.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 8, 2012, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Equity Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund. More specifically, at a meeting held on May 16, 2012, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other equity closed-end funds included in the Lipper peer group. The Independent Board Members noted that the Fund’s total return performance was above the peer average and peer median for the three, five, and ten year periods ended March 31, 2012, but below the peer average and peer median for the one year period ended March 31, 2012. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the “other non-management expenses” paid by the Fund is below the average and median for its peer group, but that the management fee, gross advisory fee and total expenses, respectively, were above the average and median for peer funds. They took note of the fact that the use of leverage impacts comparative expenses with peer funds. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s preferred stock if the total return on net asset value of the common stock does not exceed the stated dividend rate or net swap expense for the preferred stock for the year after consideration of the reinvestment of distributions and the management fees attributable to the incremental liquidation value of the preferred stock, and that the comparative “total expense ratio” and “other expense” information reflected these waivers, if applicable. The Independent Board Members concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund as part of the Gabelli/GAMCO fund complex and assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Board Members concluded that there was an appropriate sharing of economies of scale.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions.

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President, Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

William F. Heitmann

Former Senior Vice President of Finance,

Verizon Communications, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Salvatore J. Zizza

Chairman, Zizza & Associates Corp.

Officers

Bruce N. Alpert

President & Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	5.875% Preferred	6.20% Preferred

NYSE–Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	186,201,454	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/12 through 01/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 184,620,238 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Month #2 02/01/12 through 02/29/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 184,620,238 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Month #3 03/01/12 through 03/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 185,376,493 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Month #4 04/01/12 through 04/30/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 185,376,493 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Month #5 05/01/12 through 05/31/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 185,376,493 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Month 06/01/12 through 06/30/12	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 186,201,454 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402
Total	Common – N/A	Common – N/A	Common – N/A	N/A

Preferred Series D – N/A Preferred Series F – N/A	Preferred Series D – N/A Preferred Series F – N/A	Preferred Series D – N/A Preferred Series F – N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Equity Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/7/12

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 9/7/12

*	Print the name and title of each signing officer under his or her signature.